SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 _______________


                                  F O R M  8 - K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                         of the Securities Exchange Act
                                     of 1934




Date of Report (Date of earliest event
reported) ..................................            April 28, 1998


                             JUNIPER GROUP, INC.
     ......................................................................
               (Exact name of registrant as specified in charter)


         Nevada                     0-19170                    11-2866771
 ..............................................................................
(State or other jurisdiction    (Commission File Number)    (IRS Employer
  of incorporation)                                          Identification No.)


111 Great Neck Road, Great Neck, New York                 11021
 ..............................................................................
(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code:         (516) 829-4670


                                       N/A
 ..............................................................................
             (Former name or address, if changed since last report)

Item 5.      Oher Items
             ----------

     On  April  17,  1998,  Juniper  Group,  Inc.,  a  Nevada  corporation  (the
"Registrant"), entered into a Stipulation of Settlement (the "Settlement") to settle a lawsuit (the "Action") by Ordinary Guy, Inc. and Crow Productions, Inc. (the "Plaintiffs") against the Registrant, Juniper Pictures, Inc., Juniper Entertainment, Inc., and Vlado P. Hreljanovic that was pending in the United States District Court for the Eastern District of New York, Case No.: 96 Civ. 2542 (the "Lawsuit"). Under the terms of the Settlement, Registrant agreed to pay a total of $310,000 to the plaintiffs as follows: $50,000 in cash, payable on or before April 20, 1998; $10,000 in cash, payable on or before May 20, 1998; and $250,000 by a promissory note, secured and funded by 4,666,000 shares of the Registrant's common stock, $.001 par value, to be held in escrow jointly by counsel for the parties, providing for three equal payments of $83,333.33 due on April 21, 1999, April 21, 2000 and April 21, 2001 (The "Payment Dates").

     Payments under the Note shall be funded by 4,666,666 shares of the Registrant's common stock, $001 par value (the "Juniper Shares"), to be held in escrow jointly by counsel for the parties. On each successive Payment Date, one third of the Juniper Shares shall be released from the escrow and sold in order to make the payment then due. Any proceeds from such sale in excess of $83,333.33 shall be applied to the next payment due under the Note. In the event that the Note is satisfied in full prior to April 21, 2001, the remaining Juniper shares in escrow shall be released to and retained by Plaintiffs. In the event that the proceeds from such sale are insufficient to make a payment when due, registrant shall be responsible for paying any deficiency. Upon full satisfaction of the payment provisions of the Settlement, the Action will be dismissed with prejudice and each of the defendants will be released by Plaintiffs from any claims or liabilities that were or could have been asserted in the Action.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

          (a)  Financial Statements of Business Agreement.

               None required.

          (b)  Pro Forma Financial Information

               None required.

          (c)  Exhibits

               2.1 Stipulation of Settlement, dated April 17, 1998, Ordinary Guy, Inc. and Crow Productions, Inc. against the Registrant, Juniper Pictures, Inc., Juniper Entertainment, Inc., and Vlado P. Hreljanovic that was pending in the United States District Court for the Eastern District of New York, Case
                    No.: 96 Civ. 2542.




                               SIGNATURE
                               ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:           April 28, 1998




                                         JUNIPER GROUP, INC.


                                         By: /s/ Vlado P. Hreljanovic
                                            __________________________
                                             Vlado Paul Hreljanovic
                                             Chairman

                              EXHIBIT INDEX
                              -------------


Exhibit No.         Description
-----------         -----------
     2.1            Stipulation  of Settlement,  dated April 17, 1998,  Ordinary
                    Guy,  Inc.  and  and  Crow  Productions,  Inc.  against  the
                    Registrant,  Juniper Pictures,  Inc., Juniper Entertainment,
                    Inc., and Vlado P. Hreljanovic that was pending in the United States District Court for the Eastern District of New
                    York, Case No.: 96 CIv. 2542.